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                                                                     EXHIBIT 4.1


                                     [LOGO]
                             RF MICRO DEVICES, INC.


           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA



COMMON STOCK                                CUSIP 749941 10 0
NO PAR VALUE                                SEE REVERSE FOR CERTAIN DEFINITIONS




This Certifies that                          THIS CERTIFICATE IS TRANSFERRABLE
                                               IN THE CITY OF NEW YORK OR IN
                                                 CHARLOTTE, NORTH CAROLINA






Is the owner of



           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

RF Micro Devices, Inc. transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
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[CORPORATE SEAL]



          /s/ Powell T. Seymour           /s/ David A. Norbury
          SECRETARY                       PRESIDENT AND CHIEF EXECUTIVE OFFICER



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                             RF MICRO DEVICES, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE COMMON STOCK, NO PAR VALUE, AND PREFERRED STOCK, NO PAR VALUE. PURSUANT TO THE CORPORATION'S ARTICLES OF INCORPORATION, THE BOARD OF DIRECTORS MAY DETERMINE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE PREFERRED STOCK OR ANY CLASS THEREOF OR ANY SERIES OF A CLASS. THE CORPORATION WILL, UPON REQUEST, FURNISH ANY SHAREHOLDERS, WITHOUT CHARGE, INFORMATION IN WRITING REGARDING THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO THE COMMON STOCK AND PREFERRED STOCK (INCLUDING THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE PREFERRED STOCK).

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -- ___________ Custodian ___________ under Uniform Gifts to
                       (Cust)                (Minor)
Minors Act _______
          (State)


Additional abbreviations may also be used though not in the above list.

For Value Received                        hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE



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(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

DATED:                                 SIGNED:
       --------------------------              -----------------------------
                                       SIGNED:
                                               -----------------------------

NOTICE: The signature(s) on this assignment must conform in all respects with the name(s) as written upon the face of the certificate.


SIGNATURE(S) GUARANTEED:
                           ----------------------------------------------------
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.